UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 9, 2004

SOUTHWESTERN ENERGY COMPANY

(Exact name of registrant as specified in its charter)

Arkansas

(State or other jurisdiction of incorporation)

1-8246	71-0205415
(Commission File Number)	(IRS Employer Identification No.)

2350 N. Sam Houston Pkwy. E., Suite 300, Houston, Texas	77032
(Address of principal executive offices)	(Zip Code)

(281) 618-4700

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1.  Registrant's Business and Operations.

Item 1.01 Entry into a Material Definitive Agreement.

On December 9, 2004, Southwestern Energy Company (the "Company") made a number of stock option, restricted stock and performance unit awards to certain of its directors and executives, including the following:

	Options	Restricted Stock	Performance Units
Harold M. Korell	36,730	11,340	867
Greg D. Kerley	14,840	4,580	350
Richard F. Lane	14,840	4,580	350
Mark K. Boling	7,210	2,220	170
Alan N. Stewart	3,530	1,090	83
Dee W. Hency	2,760	850	65
Timothy J. O'Donnell	1,910	590	45
Stanley T. Wilson	1,910	590	45
John Paul Hammerschmidt	1,720	530	-
Robert L. Howard	1,720	530	-
Kenneth R. Mourton	1,720	530	-
Vello A. Kuuskraa	1,720	530	-
Charles E. Scharlau	1,720	530	-
Lewis E. Epley, Jr.	1,720	530	-

The stock option and restricted stock awards were made pursuant to the Company's 2004 Stock Incentive Plan ("Stock Plan"), which was filed with the Securities and Exchange Commission with the Company's 2004 Proxy Statement, and the performance unit awards were made pursuant to the Company's 2002 Performance Unit Plan ("Performance Plan"), which was filed with the Securities and Exchange Commission with the Company's 2002 Annual Report on Form 10-K. The form of the agreement for each of the ISO awards, non-qualified option awards, restricted stock awards, and performance units are filed with this Current Report as Exhibit 10.1, 10.2, 10.3 and 10.4, respectively.

The stock options are exercisable at a price of $49.80 per share and vest over three years in accordance with the schedule set forth in the stock option award agreement. Subject to earlier termination as described in the Stock Plan, the stock options expire after seven years as set forth in the stock option award agreement.

The restricted shares vest over four years as set forth in the restricted stock award agreement. If the recipient's employment is terminated, any unvested restricted shares will be forfeited and returned to the Company.  The restricted shares may not be sold, assigned, transferred, pledged or otherwise disposed of by the recipient until they vest. Each recipient is entitled to receive any dividends or other distributions made with respect to the restricted shares.

The performance units vest over three years with the actual award not determined until the end of the three-year period as set forth in the performance unit agreement, and pursuant to the provisions in the Performance Plan.

SECTION 9.  Financial Statements and Exhibits

Item 9(c)

Exhibits.  The following exhibits are being furnished as part of this Report.

Exhibit Number	Description

10.1	Form of ISO Award Agreement
10.2	Form of Non-Qualified Award Agreement
10.3	Form of Restricted Stock Award Agreement
10.4	Form of Performance Unit Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWESTERN ENERGY COMPANY

Dated: December 20, 2004	By:	/s/ GREG D KERLEY
	Name:	Greg D. Kerley
	Title:	Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of ISO Award Agreement
10.2	Form of Non-Qualified Award Agreement
10.3	Form of Restricted Stock Award Agreement
10.4	Form of Performance Unit Agreement